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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 29, 1998
                                                       -------------------

                          American Homestar Corporation
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Texas                         0-24210                76-0070846
          ---------                    ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                 File Number)          Identification No.)


2450 South Shore Boulevard, Suite 300, League City, Texas               77573
---------------------------------------------------------             ----------
     (Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (281) 334-9700
                                                          ----------------


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 29, 1998, American Homestar Corporation, a Texas corporation (the "Company") acquired all of the outstanding securities of R-Anell Custom Homes, Inc., a North Carolina corporation, Gold Medal Homes, Inc., a North Carolina corporation, and Gold Medal Homes of North Carolina, Inc., a North Carolina corporation (collectively, "the R-Anell Companies"), pursuant to the terms of a Stock Purchase Agreement and Plan of Reorganization dated May 26, 1998, by and among the R-Anell Companies, certain securityholders of the R-Anell Companies (the "R-Anell Securityholders") and the Company, as amended by that certain First Amendment to the Stock Purchase Agreement and Plan of Reorganization dated August 31, 1998 and Second Amendment to the Stock Purchase Agreement and Plan of Reorganization dated November 30, 1998 (as amended, the "Purchase Agreement").

         As a result of the purchase, the Company became the indirect holder of the assets and properties, real and personal, tangible and intangible, and certain liabilities of the R-Anell Companies. Those assets include manufacturing facilities located in Cherryville and Denver, North Carolina, which facilities produce manufactured and modular homes, and the equipment, inventory and other assets associated with such facilities. The Company intends to continue such use of those assets.

         To the best knowledge of the Company, at the time of the purchase there was no material relationship between (i) the R-Anell Companies and the R-Anell Securityholders on the one hand and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other hand.

         The aggregate consideration paid by the Company to the R-Anell Securityholders was $15,517,278 in cash and 658,536 shares of the common stock, par value $.05 per share, of the Company. The acquisition consideration was determined by arms-length negotiations between the parties to the Purchase Agreement. The cash portion of the acquisition consideration was derived from the Company's working capital.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)(1) Financial Statements of businesses acquired in the transaction.(1)

                  (i)      Consolidated Balance Sheet.

                  (ii)     Interim Consolidated Balance Sheet.

                  (iii)    Consolidated Statement of Income.

                  (iv)     Interim Consolidated Statement of Income.

                  (v)      Consolidated Statement of Cash Flows.




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                  (vi)     Interim Consolidated Statement of Cash Flows.

         (b)(1)   Pro forma Financial Information for the transaction.(1)

                  (i)      Pro forma Condensed Balance Sheet.

                  (ii)     Pro forma Condensed Consolidated Statement of Income.

         (c)      Exhibits.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:


Exhibit No.                                          Description
-----------                                          -----------
2.1               Stock Purchase Agreement and Plan of Reorganization, dated May
                  26, 1998, among American Homestar Corporation, R-Anell Custom
                  Homes, Inc., Gold Medal Homes, Inc., Gold Medal Homes of North
                  Carolina, Inc. and certain security holders of R- Anell Custom
                  Homes, Inc., Gold Medal Homes, Inc. and Gold Medal Homes of
                  North Carolina, Inc.(2)

2.2               First Amendment to the Stock Purchase Agreement and Plan of
                  Reorganization, dated August 31, 1998, among American Homestar
                  Corporation, R-Anell Custom Homes, Inc., Gold Medal Homes,
                  Inc., Gold Medal Homes of North Carolina, Inc. and certain security holders of R-Anell Custom Homes, Inc., Gold Medal
                  Homes, Inc. and Gold Medal Homes of North Carolina, Inc.(2)

2.3               Second Amendment to the Stock Purchase Agreement and Plan of
                  Reorganization, dated November 30, 1998, among American
                  Homestar Corporation, R-Anell Custom Homes, Inc., Gold Medal
                  Homes, Inc., Gold Medal Homes of North Carolina, Inc. and certain security holders of R-Anell Custom Homes, Inc., Gold
                  Medal Homes, Inc. and Gold Medal Homes of North Carolina,
                  Inc.(2)

23.1              Consent of Deloitte & Touche LLP.(3)


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         (1)      It is impractical for the registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

         (2)      Filed herewith.

         (3)      To be filed by amendment.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN HOMESTAR CORPORATION



Date: January 11, 1999                     By: /s/ Craig A. Reynolds
                                               ---------------------------------
                                               Craig A. Reynolds
                                               Executive Vice President, Chief
                                               Financial Officer and Secretary


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                                INDEX TO EXHIBITS


Exhibit
Number                            Description of Exhibit
------                            ----------------------
2.1        Stock Purchase Agreement and Plan of Reorganization, dated May 26, 1998, among American Homestar Corporation, R-Anell Custom Homes, Inc., Gold
           Medal Homes, Inc., Gold Medal Homes of North Carolina, Inc. and certain security holders of R-Anell Custom Homes, Inc., Gold Medal Homes, Inc.
           and Gold Medal Homes of North Carolina, Inc.(1)

2.2        First Amendment to the Stock Purchase Agreement and Plan of
           Reorganization, dated August 31, 1998, among American Homestar
           Corporation, R-Anell Custom Homes, Inc., Gold Medal Homes, Inc., Gold
           Medal Homes of North Carolina, Inc. and certain security holders of R-Anell
           Custom Homes, Inc., Gold Medal Homes, Inc. and Gold Medal Homes of
           North Carolina, Inc.(1)

2.3        Second Amendment to the Stock Purchase Agreement and Plan of
           Reorganization, dated November 30, 1998, among American Homestar
           Corporation, R-Anell Custom Homes, Inc., Gold Medal Homes, Inc., Gold
           Medal Homes of North Carolina, Inc. and certain security holders of R-Anell
           Custom Homes, Inc., Gold Medal Homes, Inc. and Gold Medal Homes of
           North Carolina, Inc.(1)

23.1       Consent of Deloitte & Touche LLP.(2)


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         (1)      Filed herewith.

         (2)      To be filed by amendment.


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